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
METLIFE Investors(R)                                         INDIVIDUAL VARIABLE                      SEND APPLICATION AND CHECK TO:
                                                                   ANNUITY                 FIRST METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                          APPLICATION                   Policy Service Office: P.O. Box 10366
222 Delaware Avenue Suite 900 o Wilmington, DE 19899                                                     Des Moines, Iowa 50306-0366
                                                                                               FOR ASSISTANCE CALL: [1-800 848-3854]

First MetLife Investors Variable Annuity Class A

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ACCOUNT INFORMATION
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
1. ANNUITANT
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                                                                                 Social
Name             (First)               (Middle)          (Last)                  Security Number          --        --
                                                                                                  -------    ------     ------------

                                                                                 Sex [ ] M [ ] F Date of Birth      /   /
                                                                                                                ---- --- -----

[123 Main Street                      Anytown              IL         60001]
Address          (Street)              (City)            (State)      (Zip)      Phone [(708) 123-4567]
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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

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Correspondence is sent to the Owner.

                                                                                 Social
------------------------------------------------------------------------------   Security/Tax ID Number         --       --
Name             (First)               (Middle)          (Last)                                         -------    -----    --------

                                                                                 Sex [ ] M [ ] F Date of Birth/Trust      /   /
                                                                                                                     ----- --- ----
------------------------------------------------------------------------------
Address          (Street)              (City)            (State)      (Zip)      Phone (        )
                                                                                        --------  ----------------------------------
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3. JOINT OWNER

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                                                                                 Social
                                                                                 Security Number         --       --
                                                                                                 -------    -----    --------
------------------------------------------------------------------------------
Name             (First)               (Middle)          (Last)
                                                                                 Sex [ ] M [ ] F Date of Birth       /       /
                                                                                                               -----  ------  -----
------------------------------------------------------------------------------
Address          (Street)              (City)            (State)      (Zip)      Phone (        )
                                                                                        --------  ----------------------------------
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4. BENEFICIARY

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Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

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Primary Name      Address                         Relationship        Social Security Number       %

                                                                          -    -
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Primary Name      Address                         Relationship        Social Security Number       %

                                                                          -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name   Address                         Relationship        Social Security Number       %

                                                                          -    -
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Contingent Name   Address                         Relationship        Social Security Number       %
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5. PLAN TYPE

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[ ] NON-QUALIFIED

QUALIFIED
[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                   SEP IRA                           Roth IRA
---------------                   -------                           --------
[ ] Transfer                      [ ] Transfer                      [ ] Transfer
[ ] Rollover                      [ ] Rollover                      [ ] Rollover
[ ] Contribution - Year           [ ] Contribution - Year           [ ] Contribution - Year
                        -------                           -------                           -------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
------------------------------------------------------------------------------------------------------------------------------------

6. PURCHASE PAYMENT

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Funding Source of Purchase Payment
----------------------------------
[ ] 1035 Exchange         [ ] Check     [ ] Wire

Initial Purchase
Payment $
        ---------------------------------------------
        Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
   $5,000 (Non-Qualified) $2,000 (Qualified)
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

4411 (4/05)                                                         APPVA-505ANY

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RIDERS
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7. BENEFIT RIDERS (subject to state availability and age restrictions)

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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)

     [ ] Guaranteed Withdrawal Benefit (GWB)

2)   Death Benefit Riders

          [ ] Principal Protection (no additional charge)

          [ ] Annual Step-Up

The Lifetime Income Solution has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the Lifetime Income Solution is not exercised on or before the date required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the Lifetime Income Solution benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the Lifetime Income Solution after your required minimum distribution beginning date under an IRA, you should consider whether the Lifetime Income Solution is appropriate for your circumstances. You should consult your tax advisor.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.]
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COMMUNICATIONS
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8. SPECIAL REQUESTS

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9. REPLACEMENTS

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Does the applicant have any existing life insurance policies
or annuity contracts?                                             [ ] Yes [ ] No

Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                 [ ] Yes [ ] No

If "Yes", applicable disclosure and replacement forms must be attached.
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10. ACKNOWLEDGEMENT AND AUTHORIZATION

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I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [First MetLife Investors Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
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          --------------------------------------------------------------
           (Owner Signature & Title, Annuitant unless otherwise noted)


          --------------------------------------------------------------
                         (Joint Owner Signature & Title)


          --------------------------------------------------------------
                  (Signature of Annuitant if other than Owner)

Signed at
          ----------------------------------------------------------------------
              (City)    (State)

Date [November 11, 2000]

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11. AGENT'S REPORT

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Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?                                 [ ] Yes [ ] No



          --------------------------------------------------------------
                                AGENT'S SIGNATURE


          --------------------------------------------------------------
                                      Phone


          --------------------------------------------------------------
                             Agent's Name and Number


          --------------------------------------------------------------
                            Name and Address of Firm


          --------------------------------------------------------------
                   State License ID Number [(Required for FL)]


          --------------------------------------------------------------
                              Client Account Number

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[Home Office Program Information:
Select one. Once selected, the option cannot be changed.

Option A            Option B           Option C
         ----------          ---------          ----------]
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4411 (4/05)                                                         APPVA-505ANY